Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities $ in Thousands	12 Months Ended
Dec. 31, 2021 USD ($)
Schedule of estimated fair values of the assets acquired and liabilities [Abstract]
Inventory	$ 4,705
Fixed assets	8,780
Other Assets	50
Intangible assets	8,000
Note Payable – Term – Long	(4,600)
Net identifiable assets acquired	16,935
Goodwill	51,736
Total acquisition consideration	$ 68,671